================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              FIFTH THIRD BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              FIFTH THIRD BANCORP
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           [FIFTH THIRD BANCORP LOGO]
                              FIFTH THIRD BANCORP

                             CINCINNATI, OHIO 45263

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                February 9, 1998

To the Stockholders of Fifth Third Bancorp:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Fifth Third Bancorp to be held at the offices of The Fifth Third Bank, William S. Rowe Building, 38 Fountain Square Plaza, Cincinnati, Ohio on Tuesday, March 17, 1998 at 11:30 a.m. for the purposes of considering and acting upon the following:

     (1) Election of six (6) Class III Directors to serve until the Annual Meeting of Stockholders in 2001.

     (2) The proposal described in the Proxy Statement to adopt the Variable Compensation Plan. The proposed Variable Compensation Plan is attached as Annex 1 to the Proxy Statement and incorporated therein by reference.

     (3) The proposal described in the Proxy Statement to adopt the 1998 Long-Term Incentive Stock Plan. The proposed 1998 Long-Term Incentive Stock Plan is attached as Annex 2 to the Proxy Statement and incorporated therein by reference.

     (4) Approval of the appointment of the firm of Deloitte & Touche LLP to serve as independent auditors for the Company for the year 1998.

     (5) Transaction of such other business that may properly come before the Meeting or any adjournment thereof.

     Stockholders of record at the close of business on January 30, 1998 will be entitled to vote at the Meeting.

     ALL PERSONS WHO FIND IT CONVENIENT TO DO SO ARE INVITED TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE SIGN AND RETURN THE ENCLOSED PROXY WITH THIS NOTICE AT YOUR EARLIEST CONVENIENCE.

                                          By Order of the Board of Directors

                                          MICHAEL K. KEATING
                                          Secretary

                              FIFTH THIRD BANCORP
                            38 FOUNTAIN SQUARE PLAZA
                             CINCINNATI, OHIO 45263

                                PROXY STATEMENT

     The Board of Directors of Fifth Third Bancorp (the "Company") is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Stockholders to be held on March 17, 1998 (the "Meeting"). Each of the 155,308,905 shares of Common Stock outstanding on January 30, 1998 is entitled to one vote on all matters acted upon at the Meeting, and only Stockholders of record on the books of the Company at the close of business on January 30, 1998 will be entitled to vote at the Meeting, either in person or by proxy. The shares represented by all properly executed proxies which are sent to the Company will be voted as designated and each not designated will be voted affirmatively. Each person giving a proxy may revoke it by giving notice to the Company in writing or in open meeting at any time before it is voted.

     The laws of Ohio under which the Company is incorporated provide that if notice in writing is given by any Stockholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding a meeting of Stockholders for the purpose of electing Directors that such Stockholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the Stockholder giving such notice, each Stockholder shall have the right to cumulate such voting power as he possesses in voting for Directors.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by the Directors, Officers, and other regular employees of the Company, who will receive no compensation therefor in addition to their regular compensation. Brokers and others who hold stock on behalf of others will be asked to send proxy material to the beneficial owners of the stock, and the Company will reimburse them for their expenses.

     The Annual Report of the Company for the year 1997, including financial statements, has been mailed to all Stockholders. Such report and financial statements are not a part of this Proxy Statement.

                           CERTAIN BENEFICIAL OWNERS

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following are the only Stockholders deemed to be beneficial owners of 5% or more of the Common Stock of the Company as of December 31, 1997:

                              NAME AND ADDRESS OF                  AMOUNT AND NATURE        PERCENT
TITLE OF CLASS                 BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP     OF CLASS
--------------      ---------------------------------------     -----------------------     --------
Common Stock        Cincinnati Financial Corporation                   32,159,851(1)          20.72%
                    6200 South Gilmore
                    Fairfield, Ohio 45014

Common Stock        Fifth Third Bancorp                                11,790,606(2)           7.60%
                    Subsidiary Banks
                    38 Fountain Square Plaza
                    Cincinnati, Ohio 45263

Common Stock        Ruane, Cunniff & Co., Inc.                         10,170,174              6.55%
                    767 Fifth Avenue, Suite 4701
                    New York, New York 10153

Common Stock        The Western-Southern Life Insurance Co.             9,878,765(3)           6.36%
                    400 Broadway
                    Cincinnati, Ohio 45202

---------------

(1) Cincinnati Financial Corporation owns 24,678,600 shares of the Common Stock of the Company. Cincinnati Insurance Company, a subsidiary of Cincinnati Financial Corporation, owns 6,064,500 shares. Cincinnati Casualty Company, another subsidiary, owns 750,000 shares. Cincinnati Life Insurance Company, another subsidiary of Cincinnati Financial Corporation, owns 460,500 shares. In addition, Mr. John J. Schiff, Jr., a Director of the Company who is Chairman and Director of Cincinnati Financial Corporation, individually beneficially owns 164,220 shares and Mr. Robert B. Morgan, a Director of the Company, who is President and Director of Cincinnati Financial Corporation and Cincinnati Insurance Company individually beneficially owns 35,281 shares. Also affiliated is a trust in which John J. Schiff, Jr. and Thomas
    R. Schiff are trustees which owns 6,750 shares.

(2) There are ten wholly-owned bank subsidiaries of the Company, which are beneficial owners of 5,417,489 shares. The banks hold these shares in a fiduciary capacity under numerous trust relationships none of which relates to more than 5% of the shares, and have sole or shared voting power, and sole or shared investment power over these shares. The banks also hold shares in a non-discretionary capacity, and disclaim any beneficial interest in all shares held in these capacities.

(3) The Western-Southern Life Insurance Co. owns 116,581 shares of the Common Stock of the Company. Waslic Company, a subsidiary of The Western-Southern Life Insurance Co., owns 999,843 shares. Western-Southern Separate Account A, a subsidiary of the Western-Southern Life Insurance Co., owns 8,351,662 shares. Western-Southern Foundation, Inc., a subsidiary of Western-Southern Life Insurance Co., owns 374,198 shares. In addition, Mr. John F. Barrett, a Director, President and Chief Executive Officer of The Western-Southern Life Insurance Co., and a Director of the Company individually beneficially owns 36,481 shares.

                             ELECTION OF DIRECTORS

     In accordance with the Company's Code of Regulations, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three year terms with each term expiring in different years. At each Annual Meeting the Directors or nominees constituting one class are elected for a three-year term. The term of those Directors listed below as Class III expires at the Annual Meeting on March 17, 1998 and this Class contains the nominees to be elected to serve until the Annual Meeting of Stockholders in 2001. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

     The Board of Directors intends to nominate for election as Class III Directors the six persons listed below, all of whom are presently serving as Class III Directors of the Company. It is the intention of the persons named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends. Nominees receiving the six highest totals of votes cast in the election will be elected as directors. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the six nominees specified below unless otherwise instructed by the stockholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     In accordance with the retirement policy of the Board of Directors of the Company, in March, 1997 John D. Geary retired from his Directorship and in December 1997, William J. Keating retired from his Directorship. Both Mr. Geary and Mr. Keating generously gave many years of valuable service to the Company as Directors. Darryl F. Allen was elected to fill the Directorship left vacant by Mr. Keating's retirement. In addition, in September, 1997, Michael H. Norris retired from his Directorship. Dr. Mitchel D. Livingston was elected to fill the Directorship that had been left vacant by a previous retirement.

     The following tables set forth information with respect to each Class III Director, all of whom are nominees for re-election at the Annual Meeting, and with respect to incumbent Directors in Classes I and II of the Board of Directors who are not nominees for re-election at the Annual Meeting.

                              CLASS III DIRECTORS
                              (TERMS EXPIRE 1998)

                                                                             SHARES OF COMPANY
                                                                                COMMON STOCK
                                                                           BENEFICIALLY OWNED ON
                                                                            DECEMBER 31, 1997(1)
                                                                          ------------------------
NAME, AGE AND PRINCIPAL OCCUPATION DURING THE PAST FIVE    DIRECTOR                       PERCENT
                         YEARS                              SINCE         NUMBER(4)       OF CLASS
--------------------------------------------------------------------------------------------------
DARRYL F. ALLEN, 54, Chairman, CEO and President, Aero-      1997              750          .0005
quip-Vickers, Inc., formerly known as Trinova
Corporation, a manufacturer and distributor of
engineered components for industry, automotive,
aerospace and defense.
Director of Cincinnati Milacron, Inc.

GERALD V. DIRVIN, 60, Retired April, 1994, as Executive      1989           23,288          .0150
Vice President and Director, The Procter & Gamble
Company, manufacturers of household and consumer
products.
Director of Cintas Corporation and Northern Telecom
Ltd.

IVAN W. GORR, 68, Retired in October, 1994 as Chairman       1991           16,542          .0107
and CEO, Cooper Tire & Rubber Company, a manufacturer
of tires and rubber products.
Director of Amcast Industrial Corporation, Arvin
Industries, Inc., Cooper Tire & Rubber Company, OHM
Corporation, and Borg-Warner Automotive, Inc.

JOSEPH H. HEAD, JR.(2), 65, Chairman and Director,           1987           99,657          .0642
Atkins & Pearce, Inc., manufacturer of industrial
textiles.
Director of Baldwin Piano & Organ Co., Hilltop Basic
Resources, Inc., Rotex, Inc., Sabin Robbins Paper Co.
and Robbins Inc.

DR. MITCHEL D. LIVINGSTON, 53, Vice President for            1997            2,444          .0016
Student Affairs and Human Resources, University of
Cincinnati. Formerly, Dr. Livingston was Vice President
for Student Services, University of Albany.

JAMES E. ROGERS, 50, Vice Chairman, President, CEO and       1995            5,288          .0034
Director of CINergy Corp., CINergy Services, CG&E and
PSI Energy, since December, 1995, and Mr. Rogers was
Vice Chairman, President and COO since October, 1994.
Formerly, Mr. Rogers was Chairman, President and CEO of
PSI Energy.
Director of Duke Realty Investments, Inc.

                  CLASS I DIRECTORS
                 (TERMS EXPIRE 1999)
MILTON C. BOESEL, JR., 69, Retired in 1997 as Counsel,        1989          19,727          .0127
Ritter, Robinson, McCready & James, Attorneys at Law,
Toledo, Ohio, formerly, Ritter, Boesel and Robinson.

THOMAS B. DONNELL, 51, Chairman, The Fifth Third Bank         1984         334,908          .2157
of Northwestern Ohio, National Association (Toledo,
Ohio).

JOAN R. HERSCHEDE, 58, President and CEO of The Frank         1991          16,987          .0109
Herschede Company, an investment holding company.

                                                                             SHARES OF COMPANY
                                                                                COMMON STOCK
                                                                           BENEFICIALLY OWNED ON
                                                                            DECEMBER 31, 1997(1)
                                                                          ------------------------
NAME, AGE AND PRINCIPAL OCCUPATION DURING THE PAST FIVE    DIRECTOR                       PERCENT
                         YEARS                              SINCE         NUMBER(4)       OF CLASS
--------------------------------------------------------------------------------------------------
WILLIAM G. KAGLER, 65, Retired as Chairman of Skyline         1983          36,747          .0237
Chili Inc., a restaurant and frozen food product
manufacturer, since October, 1995. Formerly, Mr. Kagler
was Chairman of the Executive Committee since November,
1994, and was Chairman, CEO and Director of Skyline
Chili, Inc. since November, 1992 and President, Kagler
& Associates, Inc., a consulting firm serving the food
industry. Previously, Mr. Kagler was President, CEO and
Director of Skyline Chili, Inc.
Director of The Union Central Life Insurance Company
and The Ryland Group, Inc.

JAMES D. KIGGEN, 65, Chairman and Director, Xtek, Inc.,       1982          56,871          .0366
manufacturer of hardened steel parts, since November,
1995. Formerly, Mr. Kiggen was Chairman, President, CEO
and Director of Xtek, Inc.
Director of Cincinnati Bell, Inc., United States
Playing Card Co., and R.A. Jones & Co., Inc.

DENNIS J. SULLIVAN, JR.(2), 65, Executive Counselor of        1984          45,776          .0295
Dan Pinger Public Relations, Inc., a public relations
agency, since February, 1993. Formerly, Executive Vice
President, Chief Financial Officer and Director of
Cincinnati Bell, Inc. and Cincinnati Bell Telephone
Company.
Director of Anthem Insurance Companies, Inc., Access
Corporation and Kalthoff International, Inc.

                 CLASS II DIRECTORS
                 (TERMS EXPIRE 2000)
JOHN F. BARRETT(3), 48, President, CEO and Director of        1988          36,481          .0235
The Western-Southern Life Insurance Co. since March,
1994. Formerly, President and COO, The Western-Southern
Life Insurance Co.
Director of Cincinnati Bell, Inc. and Andersons, Inc.

RICHARD T. FARMER, 63, Chairman and Director, Cintas          1982          67,850          .0437
Corporation, a service company that designs,
manufactures and implements corporate identity uniform
programs, since August, 1995. Formerly, Mr. Farmer was
Chairman, CEO and Director of Cintas Corporation.
Director of Safety-Kleen Corp.

ROBERT B. MORGAN(3), 63, President, Chief Executive           1986          35,281          .0227
Officer and Director of Cincinnati Financial
Corporation and Cincinnati Insurance Company.

                                                                             SHARES OF COMPANY
                                                                                COMMON STOCK
                                                                           BENEFICIALLY OWNED ON
                                                                            DECEMBER 31, 1997(1)
                                                                          ------------------------
NAME, AGE AND PRINCIPAL OCCUPATION DURING THE PAST FIVE    DIRECTOR                       PERCENT
                         YEARS                              SINCE         NUMBER(4)       OF CLASS
--------------------------------------------------------------------------------------------------
BRIAN H. ROWE, 66, Chairman Emeritus, GE Aircraft             1980          35,379          .0228
Engines, General Electric Company since February, 1995.
Previously, Mr. Rowe was Chairman from September, 1993,
and was President and CEO, GE Aircraft Engines, General
Electric Company.
Director of Atlas Air, Inc., B/E Aerospace, Cincinnati
Bell, Inc., Canadian Marconi Company, Steward &
Stevenson Services, Inc., and Textron, Inc.

GEORGE A. SCHAEFER, JR.(2), 52, President and Chief           1988         759,561          .4893
Executive Officer of Fifth Third Bancorp and The Fifth
Third Bank.
Director of Anthem Insurance Companie's, Inc.

JOHN J. SCHIFF, JR.(2),(3), 54, Chairman and Director         1983         164,220          .1058
of Cincinnati Financial Corporation and Cincinnati
Insurance Company. Retired as Chairman of John J. &
Thomas R. Schiff & Co., Inc., an insurance agency in
December, 1997.
Director of CINergy Corp., Standard Register Co.,
Cincinnati Bengals and John J. & Thomas R. Schiff &
Co., Inc.

DUDLEY S. TAFT, 57, President and Director, Taft              1981          39,988          .0258
Broadcasting Company, owner and operator of television
broadcasting stations.
Director of CINergy Corp., The Union Central Life
Insurance Company, United States Playing Card Co., and
The Tribune Company.

All Directors and Executive Officers as a Group (24                       2,653,858        1.7097
  persons).

---------------

(1) As reported to Fifth Third Bancorp by the Directors as of the date stated. Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed.

(2) Members of the Executive Committee of the Board of Directors.

(3) Messrs. Morgan and Schiff, Jr. are Directors of Cincinnati Financial Corporation and Mr. Barrett is a Director of The Western-Southern Life Insurance Co., whose holdings of Company shares with their affiliates are more fully set forth above under the caption "Certain Beneficial Owners" in this Proxy Statement.

(4) The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable, but unexercised stock options. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Allen, 750; Mr. Barrett, 21,658; Mr. Boesel, 11,813; Mr. Dirvin, 21,658; Mr. Donnell, 24,408; Mr. Farmer, 21,658; Mr. Gorr, 14,063; Mr. Head, 21,658; Ms.
    Herschede, 2,250; Mr. Kagler, 9,000; Mr. Kiggen, 21,658; Mr. Livingston, 2,338; Mr. Morgan, 14,063; Mr. Rogers, 5,063; Mr. Rowe, 21,658; Mr.
    Schaefer, 460,312; Mr. Schiff, 2,250; Mr. Sullivan, 2,250; Mr. Taft, 9,000.

                      BOARD OF DIRECTORS, ITS COMMITTEES,
                             MEETINGS AND FUNCTIONS

     The Board of Directors of the Company met eight times during 1997. Except for Messrs. Allen, Boesel, Donnell, and Gorr, each of the Directors of the Company is also a member of the Board of Directors of The Fifth Third Bank which meets once each month. The Company has an Executive Committee consisting of Messrs. Head, Schaefer, Schiff and Sullivan, which meets only on call. While this Committee has, under Ohio law, the powers to act between meetings of the Board on virtually all matters that the Board could act upon, it is not considered as an active committee by the Company, but reserves its function for emergency purposes. The Executive Committee met three times in 1997. The Company has a Compensation and Stock Option Committee, which consisted of Messrs. Head, Rogers and Schiff, and met four times during 1997. The Board of Directors does not have a nominating committee. This function is normally served by the Board of Directors and in emergencies by the Executive Committee.

     The Audit Committee of the Company serves in a dual capacity as the Audit Committee of The Fifth Third Bank, meeting in formal meetings in March, July and November as well as informally at other times. Three formal meetings were held during 1997. One of the functions of this Committee is to carry out the statutory requirements of a bank audit committee as prescribed under Ohio law. Other functions include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Company, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent auditors and similar functions. The Audit Committee members for 1997 were Messrs. Barrett, Gorr, Kiggen, Sullivan and Mrs. Herschede.

     Executive compensation and stock options are determined by the Compensation and Stock Option Committee of the Board of Directors. The formal report of the Compensation and Stock Option Committee with respect to 1997 compensation and stock option grants begins on Page 11 herein.

     Of the Members of the Board of the Company, Messrs. Farmer and Rowe attended less than 75% of the aggregate meetings of the Board during 1997.

                             EXECUTIVE COMPENSATION

Set forth below are tables showing for the Chief Executive Officer and the five other highest-paid executive officers of the Company: (1) in summary form, the compensation paid for the last three years; (2) the options granted and options exercised; and (3) beneficial ownership of the Company's Common Stock.

SUMMARY

     The following table is a summary of certain information concerning the compensation awarded, paid to, or earned by the Company's chief executive officer and each of the Company's other five most highly compensated executive officers (the "named executives") during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                        ------------
                                             ANNUAL COMPENSATION           SHARES
                                           ------------------------      UNDERLYING           ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)     BONUS ($)     OPTIONS (1)      COMPENSATION ($)(2)
--------------------------------  ----     ----------     ---------     ------------     -------------------
George A. Schaefer, Jr..........  1997       854,414       825,000         150,000             235,118
President and Chief Executive     1996       783,537       608,000          97,500             194,815
Officer                           1995       720,692       410,000         101,250             162,254
Stephen J. Schrantz.............  1997       436,548       285,000          60,000             101,017
Executive Vice President          1996       411,063       240,000          37,500              91,149
                                  1995       380,006       195,000          38,250              82,513
Michael D. Baker................  1997       327,885       220,000          60,000              76,704
Executive Vice President          1996       305,383       190,000          37,500              69,354
                                  1995       280,389       150,000          15,750              61,761
Michael K. Keating..............  1997       333,943       220,000          60,000              77,552
Executive Vice President          1996       309,133       190,000          37,500              69,879
                                  1995       279,235       150,000          15,750              61,595
P. Michael Brumm................  1997       276,730       170,000          60,000              62,542
Executive Vice President          1996       264,903       160,000          37,500              59,486
                                  1995       251,299       125,000          15,750              53,999
Robert J. King, Jr..............  1997       275,235       175,000          60,000              63,033
Executive Vice President          1996       243,799       140,000          22,500              53,732
                                  1995       227,821       110,000          15,750              48,477

---------------

(1) Adjusted for a three-for-two split on July 15, 1997.

(2) All Other Compensation consists solely of the amounts representing the allocations to each Executive Officer under The Fifth Third Master Profit Sharing and Non-qualified Deferred Compensation Program.

STOCK OPTIONS

     The following table sets forth information concerning individual grants of options to purchase the Company's Common Stock made to the named executives in 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                           POTENTIAL REALIZABLE
                                            PERCENT OF                                       VALUE AT ASSUMED
                             NUMBER        TOTAL OPTIONS                                   ANNUAL RATES OF STOCK
                            OF SHARES       GRANTED TO       EXERCISE                       PRICE APPRECIATION
                           UNDERLYING        EMPLOYEES          OR                            FOR OPTION TERM
                             OPTIONS         IN FISCAL      BASE PRICE    EXPIRATION      -----------------------
          NAME            GRANTED(1)(2)        YEAR          ($/SH.)         DATE           5%($)        10%($)
------------------------- -------------    -------------    ----------    ----------      ---------    ----------
George A. Schaefer, Jr...    150,000            6.1%          51.0833      05/08/07     4,818,902    12,212,044
Stephen J. Schrantz......     60,000            2.5           51.0833      05/08/07     1,927,561     4,884,817
Michael D. Baker.........     60,000            2.5           51.0833      05/08/07     1,927,561     4,884,817
Michael K. Keating.......     60,000            2.5           51.0833      05/08/07     1,927,561     4,884,817
P. Michael Brumm.........     60,000            2.5           51.0833      05/08/07     1,927,561     4,884,817
Robert J. King, Jr.......     60,000            2.5           51.0833      05/08/07     1,927,561     4,884,817

---------------

(1) All such options were granted May 8, 1997 and first become exercisable as to 25% of the shares covered after July 17, 1997, as to 50% after one year of continued employment, as to 75% after two years of continued employment and are exercisable in full after the end of three years of continued employment. In the event the

    Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation, then all Options granted under this Plan shall become immediately exercisable. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

(2) Adjusted for a three-for-two split on July 15, 1997.

     The following table sets forth certain information regarding individual exercises of stock options during 1997 by each of the named executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                          NUMBER OF SHARES              VALUE OF UNEXERCISED
                             SHARES                    UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                            ACQUIRED                    OPTIONS AT 12/31/97                  AT 12/31/97
                               ON         VALUE     ----------------------------    -----------------------------
                            EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
           NAME               (#)          ($)          (#)             (#)             ($)              ($)
--------------------------  --------    ---------   -----------    -------------    ------------    -------------
George A. Schaefer, Jr....  33,751     1,560,045      460,312         186,563         25,484,257      7,160,265
Stephen J. Schrantz.......  16,875       780,000      169,312          73,313          9,316,641      2,797,201
Michael D. Baker..........   6,750       288,375       92,813          67,688          4,808,074      2,477,357
Michael K. Keating........       0             0       86,062          67,688          4,364,705      2,477,357
P. Michael Brumm..........   6,750       282,750       88,312          67,688          4,545,892      2,477,357
Robert J. King, Jr........   2,250       145,521       77,062          60,188          3,950,233      2,127,983

BENEFICIAL OWNERSHIP

     The following table sets forth certain information regarding the named executives' beneficial ownership of the Common Stock of the Company as of December 31, 1997.

TITLE OF CLASS         NAME OF OFFICER         NUMBER OF SHARES(1)     PERCENT OF CLASS
--------------     ------------------------    -------------------     ----------------
 Common Stock      George A. Schaefer, Jr.           759,561                 .4893
 Common Stock      Stephen J. Schrantz               255,450                 .1643
 Common Stock      Michael D. Baker                  178,748                 .1152
 Common Stock      Michael K. Keating                122,849                 .0791
 Common Stock      P. Michael Brumm                  183,312                 .1181
 Common Stock      Robert J. King, Jr.               115,754                 .0746

---------------

(1) The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable, but unexercised stock options. These individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Schaefer, 460,312; Mr. Schrantz, 169,312; Mr. Baker, 92,813; Mr. Keating, 86,062; Mr. Brumm, 88,312; and Mr.
    King, 77,062.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period

January 1, 1997 through December 31, 1997, all filing requirements applicable to its officers and directors were complied with, except for that Michael H. Norris filed one late report covering one transaction.

RETIREMENT PLANS

     The following table shows estimated annual benefits payable upon retirement under The Fifth Third Bancorp Master Retirement Plan (the "Retirement Plan") and The Fifth Third Bancorp Supplemental Retirement Income Plan (the "Supplemental Plan") based upon combinations of compensation levels and years of service:

                               PENSION PLAN TABLE

  APPROXIMATE ANNUAL RETIREMENT BENEFIT UPON RETIREMENT AT AGE 65
                    BEFORE ADJUSTMENTS(1)(2)(3)
-------------------------------------------------------------------
REMUNERATION(4)(5)        15          20          25          30
------------------     --------    --------    --------    --------
    $  300,000           44,585      59,449      74,305      89,169
       400,000           59,835      79,783      99,720     119,669
       500,000           75,085     100,118     125,136     150,169
       600,000           90,334     120,452     150,551     180,669
       700,000          105,584     140,786     175,967     211,169
       800,000          120,335     160,447     200,558     240,670
       900,000          135,585     180,780     225,975     271,170
     1,000,000          150,835     201,113     251,392     301,670
     1,100,000          166,085     221,447     276,808     332,170
     1,200,000          181,335     241,780     302,225     362,670
     1,300,000          196,585     262,113     327,642     393,170
     1,400,000          211,835     282,447     353,058     423,670
     1,500,000          227,085     302,780     378,475     454,170
     1,600,000          242,335     323,113     403,892     484,670
     1,700,000          257,585     343,447     429,308     515,170
     1,800,000          272,835     363,780     454,725     545,670

---------------

(1) Benefits shown are computed on the basis of a straight life annuity. Other available forms of benefits payment under the Retirement Plan, which are the actuarial equivalent of the straight life annuity, are the joint and surviving spouse annuity, the contingent annuitant option, the life -- 10 year certain option, and the single lump sum option. The method of payment from the Supplemental Plan is either a single lump sum or an installment.

(2) Under the current law, the maximum annual pension benefit payable under the Internal Revenue Code, applicable to the Retirement Plan, is $120,000 for 1997. Any annual pension benefit accrued over $120,000 is payable under the Supplemental Plan.

(3) For the purpose of computing a benefit under these Plans on December, 31, 1997, Mr. Schaefer had 27 years of credited service; Mr. Schrantz, 14 years; Mr. Baker, 24 years; Mr. Keating, 12 years; Mr. Brumm, 16 years; and Mr. King, 22 years.

(4) The amounts shown are the gross benefit amounts provided by both the Retirement Plan and the Supplemental Plan. Plan benefits are determined as 30.5% of final average pay minus 11.1% of the participant's social security final average compensation (up to his social security covered compensation) with a reduction of 1/30th for each year of credited service less than 30. Benefits are also reduced for termination of service prior to age 60, for a commencement of benefit payments prior to age 60, and eliminated under the vesting schedule if the participant has less than five (5) vesting years.

(5) Compensation for retirement benefit calculations under the Retirement Plan is defined as the base rate of pay plus variable compensation and is based on the final average pay for the highest five consecutive years out of the ten years preceding retirement. The 1997 base pay plus variable compensation are substantially the same as the amounts shown under the "Salary and Bonus" columns of the Summary Compensation Table. No more than an inflation adjusted $150,000 limit is taken into consideration under the Retirement Plan. Compensation in excess of an inflation adjusted $150,000 limit is taken into account under the Supplemental Plan.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Company receive a single annual retainer of $12,000 and a fee of $1,000 per meeting attended (including committee meetings). Pursuant to a Deferred Compensation Plan, directors may annually defer from one-half to all of their compensation as directors until age 65 or until they cease to serve on the Board, whichever occurs last. The deferred funds for the year 1997 bear interest until paid at an annually adjusted rate equal to 1% over the U.S. treasury bill rate. Beginning in 1998, Directors may elect to receive a return on deferred funds at a rate equal to the rate of return on the Company's stock. Directors who are also employees receive no additional compensation for service on the Board.

     The Fifth Third Bancorp 1990 Stock Option Plan provides for an automatic option grant of 1,500 shares (not subject to adjustment for stock splits, stock dividends and similar events) every other year. In 1997 each non-employee director received options for 1,500 shares. The exercise price is equal to 100% of market price on the date of grant. Options are not exercisable for a period of six months from the date of grant and currently expire ten years from the date of grant.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

POLICY

     The Company's compensation package for its executive officers consists of three components: (1) base salary; (2) annual performance-based bonuses; and (3) annual stock option grants.

     In 1997, the Compensation and Stock Option Committee was composed of three
(3) directors who are not employees of the Company. This Committee is responsible for the approval and administration of the base salary level and annual bonus compensation programs as well as the stock option program for executive officers. In determining compensation levels, the Committee members consider salary and bonus levels which will attract and retain qualified executives when considered with the other components of the Company's compensation structure; specific annual performance criteria; and rewarding executive officers for continuous improvement in their respective areas which contribute to continual increases in stockholder value.

     The Company's philosophy for granting stock options is based on the principles of encouraging key employees to remain with the Company by providing them with a long-term interest in the Company's overall performance and incenting those executive officers to manage with a view toward maximizing long-term stockholder value.

     Internal Revenue Code Section 162(m) limits the Company's tax deduction for certain compensation paid to the Company's chief executive officer and the four other highest-paid executives to $1 million in any one tax year. The Committee has reviewed Section 162(m) and has determined that it is in the best interests of the Company and its stockholders to design its 1998 Long-Term Incentive Stock Plan and its Variable Compensation Plan to meet both the criteria for deductibility under Section 162(m) and the strategic goals of the Company. If the stockholders approve these two plans, all compensation paid to executive officers in 1998 is expected to be deductible. Any non-deductible amounts that may be paid under those plans if approved, are not expected to be significant. See "Proposal to Approve the Variable Compensation Plan" and "Proposal to Approve the 1998 Long-Term Incentive Stock Plan, including the Issuance of up to 10,103,565 shares thereunder."

BASE SALARY

     Executive officers' salaries are determined by evaluating the responsibilities of their positions and by comparing salaries paid in the marketplace for executives with similar experience and responsibilities. A comparison group of bank holding companies was established based on one or more common traits with the Company, such as market capitalization, asset size, geographic location, similar lines of business and financial returns on assets and equity. There are currently fifteen companies in this comparison group which is subject to change as the Company or its competitors change their focus, merge with other institutions or are acquired. Individual salary increases are reviewed annually and are based on the executive officer's performance and the

Company's overall earnings during the preceding year, and are generally in the middle range of the salaries paid by the comparison group.

ANNUAL BONUSES

     Executive officers are also eligible to earn annual bonuses. The Committee establishes a target bonus matrix comprised of incrementally increasing amounts of earnings which, if attained, make available an incentive pool for bonus payments. At the end of 1996, the Company established its 1997 goals to accomplish its twenty-fourth consecutive year of increased earnings. The matrix was established by the Committee to reflect a bonus pool which increased if incrementally higher earnings resulted in 1997 as compared to 1996. In 1997, the target bonus could range up to 100% of base salary depending on the executive officer's position. However, if the Company's goals are not met, individual bonuses are reduced proportionately. No bonuses are paid unless earnings increase. In 1997, the Company's earnings increased 20% over 1996, thus the target earnings were exceeded.

     Annual performance goals are also established for each executive officer, including personal and departmental goals. The nature of these goals differs depending upon each officer's job responsibilities. Goals are both qualitative in nature, such as the development and retention of key personnel, quality of products and services and management effectiveness; and quantitative in nature, such as sales and revenue goals and cost containment.

     At the end of each year, the extent to which the Company's profit plan goals are actually attained is measured. If all goals are completely met, the executive officers receive a target bonus amount. To the extent goals are partially met, then only that portion as expressed in the bonus matrix is paid out. Although specific relative weights are not assigned to each performance factor, a greater emphasis is placed on increasing earnings.

     If the Variable Compensation Plan is approved by Stockholders, annual bonuses for 1998 will be determined in accordance with that plan.

STOCK OPTION GRANTS

     Stock options to purchase Common Stock are granted annually to key personnel under the Company's Amended 1990 Stock Option Plan. Grants are made to executive officers at an option price of 100% of the market value on the date of the grant. The Company's philosophy in granting stock options is primarily to increase executive officer ownership in the Company as opposed to serving as a vehicle for additional compensation. Executive officers are incented to manage with a view toward maximizing long-term stockholder value. In determining the total number of options to be granted annually to all recipients, including the executive officers, the Committee considers the number of options already held by the executive officers, dilution, number of shares of Common Stock outstanding and the performance of the Company during the immediately preceding year. In 1997, grants to employees totaled 2,330,779 shares, or 1.502% of shares outstanding. The Committee sets guidelines for the number of shares available for the granting of stock options to each executive officer based on the total number of options available, an evaluation of competitive data for grants by the comparison group as discussed under the "Base Salary" section above, and the executive officer's salary and position. These stock option grants provide incentive for the creation of shareholder value since the full benefit of the grant to each executive officer can only be realized with an appreciation in the price of the Company's common shares.

     If the 1998 Long-Term Incentive Stock Plan is approved by Stockholders, future stock option grants, or other forms of equity based incentives, will be determined in accordance with that plan and no additional grants will be made under the Company's Amended 1990 Stock Option Plan.

CHIEF EXECUTIVE OFFICER'S COMPENSATION AND STOCK OPTION GRANTS

     The Committee considered the following factors in determining the base salary for 1997 for Mr. George A. Schaefer, Jr., President and Chief Executive Officer of the Company: the Company's success in attaining its profit plan for 1996 as discussed below and the comparative data for comparable bank holding companies. Based on these factors, the Committee established Mr. Schaefer's base salary effective November 29, 1996 at $825,000, which is an 8.6% increase from his 1996 salary level of $760,000. This placed Mr. Schaefer's base salary at or near the middle of the peer group.

     For 1997, Mr. Schaefer was eligible to earn a cash bonus ranging up to 100% of his base salary based on specific measurable and subjective performance goals. The measurable performance goal set for Mr. Schaefer was the attainment of the Company's profit plan. The Committee also considered the subjective assessment of his ability to identify and develop key personnel as well as expressing the leadership and vision to continue the long-term growth of the Company. While the Committee did not assign specific relative weights to those goals, the level of annual bonus is more heavily dependent upon the attainment of the profit plan. The Company's profit plan was established to accomplish the twenty-fourth consecutive year of increased earnings. For 1997, the Company's earnings increased 20% over 1996. Based on these factors, the Committee determined that Mr. Schaefer earned a bonus of $825,000, which represented 100% of his base salary for fiscal year 1997.

     On May 8, 1997, Mr. Schaefer was granted an option to purchase 150,000(1) shares of Common Stock of the Company. That grant was made in accordance with the guidelines of the Committee referenced above, including specifically the Company's increase in its year-to-date earnings for the 1997 fiscal year and comparison of Mr. Schaefer's overall compensation package with similar positions within the peer group as discussed above.

  Joseph H. Head, Jr.                 James E. Rogers                 John J.
                                  Schiff, Jr.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1997 the Compensation and Stock Option Committee members were Joseph H. Head, Jr., James E. Rogers and John J. Schiff, Jr. In December, 1996, Mr. Schiff retired as Chairman of John J. & Thomas R. Schiff & Company, Inc., an insurance agency through which the Company acquires certain insurance coverages. Mr. Schiff maintains a greater than ten percent ownership interest in that insurance agency. During 1997, insurance premiums, amounting to $1,341,171, at competitive rates, for various coverages were paid to the John J. & Thomas R. Schiff & Company, Inc., insurance agency. In 1998 the Compensation and Stock Option Committee members are Joseph H. Head, Jr. and James E. Rogers.

                                    AUDITORS

     The Board of Directors proposes and recommends that the Stockholders approve the selection by the Board of the firm of Deloitte & Touche LLP to serve as independent auditors for the Company for the year 1998. The firm has served as independent auditors for The Fifth Third Bank since 1970 and the Company since 1975. Representatives of Deloitte & Touche LLP will be present at the Stockholders' Meeting to make such comments as they desire and to respond to questions from Stockholders of the Company. Action by the Stockholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board of Directors in order to give the Stockholders the final choice in the designation of auditors. If the resolution approving Deloitte & Touche LLP as the Company's independent auditors is rejected by the Stockholders then the Board of Directors will reconsider its choice of independent auditors. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. Abstentions will have the same effect as votes cast against the resolution, provided such shares are properly present at the meeting in person or by proxy, and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The Board of Directors recommends the adoption of the resolution.

                              CERTAIN TRANSACTIONS

     Fifth Third Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary, The Fifth Third Bank, to various of its Directors and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or did not present other unfavorable features. During 1997 insurance premiums, amounting to $1,341,171, at competitive rates, for various coverages for the Company were paid to the John J. & Thomas R. Schiff &

---------------

1Adjusted for a three-for-two stock split in July, 1997.

Company, Inc., of which Mr. Schiff was Chairman until he retired in December, 1996. Mr. Schiff maintains a greater than ten percent ownership interest in that insurance agency.

                           1999 STOCKHOLDER PROPOSALS

     In order for Stockholder proposals for the 1999 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to October 15, 1998.

               The balance of this page left intentionally blank.

                             FINANCIAL PERFORMANCE

TOTAL RETURN ANALYSIS

     The graphs below summarize the cumulative return experienced by the Company's shareholders over the years 1992 through 1997, and 1987 through 1997, respectively, compared to the S&P 500 Stock Index, the S&P Major Regional Banks and the NASDAQ Banks.

                     FIFTH THIRD BANCORP VS. MARKET INDICES
--------------------------------------------------------------------------------

5 YEAR RETURN

     MEASUREMENT PERIOD      FIFTH THIRD       S&P MAJOR
   (FISCAL YEAR COVERED)        (FITB)       REGIONAL BANKS      S&P 500        NASDAQ BANKS
1992                             100              100              100              100
1993                              98              130              113              151
1994                              93              126              117              167
1995                             145              168              152              210
1996                             186              223              183              249
1997                             376              341              258              411

10 YEAR RETURN

     MEASUREMENT PERIOD        FIFTH THIRD       S&P MAJOR
   (FISCAL YEAR COVERED)          (FITB)       REGIONAL BANKS      S&P 500        NASDAQ BANKS
1987                             100              100              100
1988                             135              100              117              113
1989                             170              117              153              100
1990                             157               79              149               65
1991                             330              136              194               90
1992                             400              167              208              136
1993                             391              172              229              176
1994                             371              157              232              178
1995                             581              238              319              258
1996                             761              315              392              326
1997                            1506              463              523              533

               PROPOSAL TO APPROVE THE VARIABLE COMPENSATION PLAN

     Stockholders are being asked to approve the Variable Compensation Plan (the "Plan"). The Board of Directors of the Company adopted the Plan on January 19, 1998. Set forth below is a summary of certain important features of the Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 1 to this proxy statement. All capitalized terms which are not defined herein are defined in the Plan.

     Purpose. The purpose of the Plan is to promote the success of the Company by providing incentives to officers and employees based upon the Company's achievement of specific goals. The Plan is also designed to attract, retain and reward officers and employees of the Company. The Plan provides for the payment of cash awards to Plan participants. The Plan is designed to take into account
Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)"), which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that certain compensation payable under the Plan will qualify as performance-based compensation, the Plan is being submitted to stockholders for approval at the Annual Meeting. By approving the Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on the cash awards which may be made pursuant to the Plan.

     Administration. The Plan will be administered by a committee of two or more persons appointed by the Board of Directors (the "Committee"). To the extent required to comply with Section 162(m), each Committee member will qualify as an "outside director." Among other things, the Committee will have the authority to select the officers and employees of the Company to whom awards may be granted and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, and establish, amend or waive rules for its administration. However, the Committee shall have no authority to take any action that would cause any award to any participant to fail to qualify as "performance-based compensation" under Section 162(m). All decisions made by the Committee will be final and binding.

     Eligibility. The Chief Executive Officer and Executive Vice Presidents of the Company are eligible to be selected by the Committee to be granted awards under the Plan. Prior to or within 90 days after the commencement of each Plan Year, the Committee shall designate the individuals eligible to participate in the Plan. The Committee may also designate individuals to participate in the Plan after the 90th day of the Plan Year, with the incentive period for such individuals consisting of less than a full Plan Year; however, any awards earned by such individuals will be pro-rated based on the number of days in which they participate in the Plan to the number of days in the Plan Year and the Performance Goals for such additional participants will be established prior to or before the expiration of 25% of the days remaining in such partial Plan Year.

     Description of Awards. On or before the 90th day of each Plan Year, the Committee shall establish for each participant an objective compensation formula (expressed as a percentage of base salary) based on the achievement of Performance Goals (the "Award Formula"). The Performance Goals will be objective and based on certain Corporate Financial Criteria. The Corporate Financial Criteria may include, earnings per share, net income and return on equity, provided however, that the Committee retains the discretion to determine whether an award will be paid under any one or more of such Corporate Financial Criteria.

     The level of achievement of the Award Formula at the end of the Plan Year will determine the amount of each participant's award (the "Earned Company Award"). If the minimum level of achievement of the Award Formula for a Plan Year is not met, no payment of an Earned Company Award will be made to the particular participant for the Plan Year. To the extent that minimum achievement levels are met or surpassed under the Award Formula, and upon certification by the Committee in writing that the Award Formula has been satisfied, payment of an Earned Company Award will be made to the participant for that Plan Year. Subject to the requirements of Section 162(m), the payment of all Earned Company Awards are subject to reduction by the Committee. The maximum amount payable under the Plan to a participant during any Plan Year is $2,000,000.

     Amendment and Discontinuance. The Board of Directors of the Company has the absolute discretion to modify or amend the Plan in whole or in part, or suspend or terminate the Plan entirely. However, the impact of any such modification, amendment, suspension or termination during a Plan Year will be weighed against the requirements of Section 162(m).

     New Plan Benefits. It cannot be determined at this time what benefits or amounts, if any, will be allocated to or received by any persons or group of persons under the Plan if the Plan is adopted. Such determinations as to allocations and receipt of payouts are at the discretion of the Committee and dependent upon future performance. However, the annual cash bonuses paid to the named executives for 1997 and prior years are set forth in the bonus column of the Summary Compensation Table on page 8 of this proxy statement.

     Vote Required. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the adoption of the Plan with respect to Section 162(m). Abstentions from voting on this particular proposal are to be treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR this proposal and the adoption of the Variable Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE VARIABLE COMPENSATION PLAN.

          PROPOSAL TO APPROVE THE 1998 LONG-TERM INCENTIVE STOCK PLAN, INCLUDING THE ISSUANCE OF UP TO 10,103,565 SHARES THEREUNDER

     On January 19, 1998, the Board of Directors of the Company adopted the 1998 Long-Term Incentive Stock Plan, effective March 17, 1998 (the "Long-Term Plan"), including the issuance of up to 10,103,565 shares of the Company's Common Stock thereunder, subject to stockholder approval. The Long-Term Plan permits a committee of the Company's Board of Directors to grant non-qualified stock options (NQSOs), incentive stock options (ISOs), restricted stock, stock appreciation rights (SARs), performance units and performance shares to directors and key employees. If the Long-Term Plan is approved by Stockholders, no additional stock option grants will be made under the currently existing Fifth Third Bancorp Amended 1990 Stock Option Plan, as subsequently amended.

     The Long-Term Plan has been designed to comply with Section 162(m) of the Internal Revenue Code, (the "Code"), which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including "performance-based compensation," are generally excluded from this deduction limit. It is contemplated that all stock awards made under the Long-Term Plan will constitute "performance-based compensation" under Section 162(m) of the Code. In an effort to ensure that stock awards under the plan will qualify as "performance-based compensation," the Long-Term Plan is being submitted to stockholders for approval at the Annual Meeting. While the Company believes that compensation payable pursuant to the Long-Term Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation that does not qualify as "performance based compensation" under Section 162(m) of the Code may be payable pursuant to the provisions of the Long-Term Plan. By approving the Long-Term Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein.

     Set forth below is a summary of certain important features of the Long-Term Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 2 to this proxy statement. All capitalized terms which are not defined herein are defined in the Long-Term Plan.

     Purpose. The purpose of the Long-Term Plan is to promote the success of the Company and its Subsidiaries by providing incentives to key employees and directors that link their compensation to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of key employees and directors upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

     Administration. The Long-Term Plan will be administered by a committee (the "Committee") of the Board of Directors which will be composed of not less than two directors, who, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), qualify as "non-employee directors" for purposes of Rule 16b-3 and who, to the extent required by Section 162(m) of the Code, also qualify as "outside directors" for purposes of Section 162(m). Among other things, the Committee will have the authority to select directors, executive officers and other key employees to whom awards may be granted, to determine the type of awards as well as the number of shares of the Company's Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any award, and amend the terms and conditions of any outstanding option, stock appreciation right or other award. However, the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular award or to take any action to the extent that such action or the Committee's ability to take such action would cause any award to any Covered Employee to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions made by the Committee will be final and binding. For 1998, the Committee will be the Compensation and Stock Option Committee, as discussed under the caption "BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND
FUNCTIONS -- Compensation Committee" on page 13 of this Proxy Statement.

     Eligibility. Participants in the plan will be directors and employees of the Company or any Subsidiary, including officers of the Company or any Subsidiary who, in the opinion of the Committee, contribute significantly to the growth and profitability of the Company and its Subsidiaries.

     Number of Shares. The Long-Term Plan authorizes the issuance of up to 10,103,565 shares of Common Stock pursuant to the grant or exercise of stock options, including ISOs and NQSOs, SARs, restricted stock, performance units and performance shares. No single participant may be granted options (NQSOs or ISOs) or restricted stock for in excess of 400,000 shares of the Company's Common Stock in any calendar year, or SARs for in excess of 400,000 shares of the Company's Common Stock in any calendar year. Also, no Covered Employee may be granted any performance unit or performance share award with respect to any performance period (i) in an aggregate amount payable in cash in excess of $2 million, or (ii) in excess of 400,000 shares of the Company's Common Stock. The exercise of SARs and the payment of performance shares or performance units is an issuance of shares under the plan only to the extent payment is made in the Company's Common Stock. Subject to the foregoing limits, the shares available under the Long-Term Plan can be divided among the various types of awards and among the participants as the Committee sees fit. Such shares are to be made available from authorized but unissued shares of Common Stock or shares of the Company's Common Stock reacquired by the Company in the open market. The number of shares subject to the Long-Term Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

DESCRIPTION OF AWARDS

     Stock Options. The Long-Term Plan permits the award of ISOs and NQSOs. Each option granted under the plan must be evidenced by a written agreement specifying terms, including the type, the number of shares covered, the exercise price, when it is exercisable, any restriction on transferability of shares obtained from the exercise of the option and the duration. The purchase price per share of the Company's Common Stock covered by an option shall be determined by the Committee, but, in the case of grants to executive officers, may not be less than 100% of the Fair Market Value of the underlying the Company's Common Stock on the date of grant. Notwithstanding the above, all ISOs must be granted at Fair Market Value, whether granted to executive officers or otherwise. No ISOs shall be exercisable more than ten years after their date of grant. Payment of an option may be made with cash, with previously owned shares of the Company's Common Stock, by foregoing compensation in accordance with Committee rules or by a combination of these. The principal difference between ISOs and NQSOs is their tax treatment. See "Federal Income Tax Consequences."

     Stock Appreciation Rights. The Long-Term Plan authorizes the Committee to grant SARs. A holder of SARs is entitled upon exercise to receive a number of shares of the Company's Common Stock, or cash or a combination of both, as the Committee may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one share of the Company's Common Stock on the date of exercise exceeds the exercise price fixed by the Committee on the date of grant multiplied by the number of shares in respect of which the SARs are exercised. The SAR will be exercisable at such time as the Committee determines and the term of any SAR will not exceed ten years.

     Restricted Stock. The Long-Term Plan authorizes the Committee to grant restricted stock to individuals with such Periods of Restriction as the Committee may designate. In the case of Covered Employees, the Committee may condition the vesting or lapse of such Periods of Restriction upon the attainment of one or more performance goals established by the Committee within the time period prescribed by Section 162(m) of the Code. These performance goals must be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: return on equity, earnings per share and net income (the "Performance Goals"). Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code.

     Each grant of restricted stock will be evidenced by a restricted stock agreement that shall specify the Period of Restriction, the number of shares of restricted stock granted and such other provisions determined by the Committee. Generally, all rights with respect to the restricted stock granted to a participant under the Long-Term Plan shall be exercisable only during his lifetime and only by the participant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the Period of Restriction, participants holding restricted stock may exercise full voting rights with respect to the shares and are entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable Period of Restriction, the shares of restricted stock will become freely transferable.

     Performance Units and Performance Shares. The Long-Term Plan authorizes the Committee to grant performance units and performance shares which may be earned if specified long-term corporate goals are achieved over a period of time selected by the Committee (a "Performance Period"). Prior to the grant of performance units or performance shares, the Committee must establish the Performance Goals (from among the objective performance measures described above relating to restricted stock) that must be satisfied before a payout of such awards is made. At the conclusion of a particular Performance Period, the Committee will determine the extent to which the Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the performance units or performance shares awarded to determine the payout to be received by the participant; provided that no payout will be made thereunder except upon written certification by the Committee that the applicable Performance Goal(s) have been satisfied to a particular extent. As a result, depending upon the Company's performance in relation to the Performance Goals, a participant may earn less or more than the number of performance shares or performance units initially awarded. In addition, to the extent that the value of a performance share or performance unit is related to a share of the Company's Common Stock, the value of any payout will be dependent upon the changing value of the Company's Common Stock. Payments may be made in cash, the Company's Common Stock or a combination as determined by the Committee. With respect to Covered Employees, all Performance Goals will be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of
Section 162(m)(4)(C).

     Change in Control. Upon a Change in Control of the Company, all stock-based awards, such as ISOs, NQSOs, SARs and restricted stock shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent, as determined by the Committee, to which the Performance Goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever is higher.

     Limits on Transferability and Exercisability. No award granted under the Long-Term Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will, by the laws of descent and distribution or by designations permitted by the terms of the Long-Term Plan. All rights to any award granted to an employee shall be exercisable during the employee's lifetime only by the employee or the employee's guardian, legal representative or permitted designee. Subject to the discretion of the Committee, all awards granted under the plan will be forfeited immediately if the employee's employment is terminated for any reason other than the employee's death, disability or retirement. Generally, upon termination of any employee due to death, disability or retirement, all options and SARs will be exercisable until the earlier of such time period specified in the Plan or their expiration date, any Restricted Period with respect to restricted stock will lapse and restricted stock will become freely transferable, and outstanding performance units and performance shares will entitle the employee to receive pro-rated payments based upon the full months of service during the Performance Period.

     Amendment and Discontinuance. The Long-Term Plan may be amended, altered or discontinued by the Board of Directors, but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any award theretofore granted under the plan, without the written consent of the participant. Except as expressly provided in the Long-Term Plan, the plan may not be amended without stockholder approval to the extent such approval is required by law or rules of an exchange on which the Company is listed.

     Federal Income Tax Consequences. The following discussion is intended only as a brief discussion of the federal income tax rules relevant to stock options, SARs, restricted stock, performance units and performance shares. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

     NQSOs and SARs. Upon the grant of an NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers), the fair market value will generally be determined at the expiration of the six-month period, unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee in the Company's taxable year in which the amount is included as income to the optionee.

     ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period. Option grants for shares which are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any parent corporation or Subsidiary of the Company), which have a fair market value in excess of $100,000, shall be treated as options which are not ISOs, and will be subject to the same tax treatment as for the grant of NQSOs, as discussed above.

     Restricted Stock. A participant who is granted restricted stock may make a
Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is generally entitled to a tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Code.

     Performance Unit and Performance Shares. A participant who has been granted a performance unit or performance share will not realize taxable income until the units or shares vest and the participant is in receipt of the Company's Common Stock and/or cash distributed in payment of the award, at which time such participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Section 162(m) of the Code.

     New Plan Benefits. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Long-Term Plan if the plan is adopted. Such determinations are subject to the discretion of the Committee.

     Vote Required. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the Long-Term Plan with respect to Section 162(m) of the Code. Abstentions from voting on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Such vote will also satisfy the stockholder approval requirements of Section 422 of the Code with respect to the grant of ISOs. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR this proposal and the adoption of the Long-Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1998 LONG-TERM INCENTIVE STOCK PLAN.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the Meeting and does not intend to bring other matters before the Meeting. However, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment and interest of the Company.

                                          By order of the Board of Directors
                                          MICHAEL K. KEATING
                                          Secretary

                                          --------------------------------------

                                                                         ANNEX 1

                              FIFTH THIRD BANCORP
                           VARIABLE COMPENSATION PLAN

     1. PURPOSE. The purpose of the Fifth Third Bancorp Variable Compensation Plan (the "Plan") is to provide annual cash awards to top management that recognize and reward the achievement of corporate performance goals.

     2. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of January 1, 1998, upon approval of the Plan by the shareholders of Fifth Third Bancorp (the "Company").

     3. PLAN ADMINISTRATION. The Plan shall be administered by the Stock Option and Compensation Committee ("Committee"), which shall consist of members appointed from time to time by the Board of Directors. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended ("the Code"). The Committee shall have full power and authority, subject to the provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to the Plan (a) shall be within the sole discretion of the Committee, (b) may be made at any time, and (c) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, participants in the Plan, their legal representatives and beneficiaries and employees of the Company.

     4. ELIGIBILITY. The Chief Executive Officer and Executive Vice Presidents of the Company are eligible to participate in the Plan if designated by the Committee.

     5. AWARDS. Prior to or within 90 days after the commencement of each calendar year (the "Plan Year"), the Committee shall designate the following:

          5.1. The officers who will participate (the "Participants") in the Plan for the Plan year.

          5.2. The Corporate Financial Criteria, as defined herein, which will apply to awards for the Plan Year.

          5.3. The Performance Goals, as defined herein, to be met by the Company for Participants to earn awards for the Plan Year and a payout matrix or formula for such Corporate Financial Criteria and Performance Goals.

          5.4. The award will be a bonus payment in an amount obtained by multiplying the following amounts: (1) a Participant's annualized base salary, as determined by the Committee, as of the first day of the Plan Year, (2) a specified percentage (expressed as a decimal or fixed by a formula which will determine such percentage) determined by the Committee to apply to the Participant for the Plan Year.

     After the 90th day of the Plan Year, the Committee may designate additional officers who will participate in the Plan for the Plan Year (also "Participants" for purposes hereof); provided, however, that any awards earned by such Participant for participation for such partial Plan Year will be pro-rated based on the number of days during the Plan Year in which the Participant participated in the Plan and the Performance Goals for such additional Participants will be established prior to or before the expiration of 25% of the days remaining in such partial Plan Year.

     A Participant who terminates employment, either voluntarily or involuntarily, before the payment date for awards for the Plan Year is thereby ineligible for an award under the Plan; provided, however, the Committee may, in its sole and complete discretion, determine to pay an award in the event termination was the result of death, disability, retirement, or a reduction in work force.

     Awards under the Plan shall be paid to the Participants in cash.

     6. CORPORATE FINANCIAL CRITERIA. For each Plan Year, the Committee shall designate one or more of the corporate financial criteria (the "Corporate Financial Criteria") set forth in this Section 6 for use in determining an award for a Participant for such Plan Year. Corporate Financial Criteria shall consist of the following financial measures: earnings per share, net income and return on equity; provided, however, that the Committee retains the discretion to determine whether an award will be paid under any one or more of such Corporate Financial Criteria.

     7. PERFORMANCE GOALS. For each Plan Year, the Committee shall establish specific, objective performance goals (the "Performance Goals") the outcome of which is substantially uncertain at the time so established, for each of the Corporate Financial Criteria designated by the Committee for the Plan Year against which actual performance is to be measured to determine the amount of awards. Performance Goals established by the Committee may be described by means of a matrix or formula, providing for goals resulting in the payment of awards in such Plan.

     8. DETERMINATION & PAYMENT OF AWARDS.

          8.1. As soon as practicable after the end of the Plan Year, the Committee will determine the amount of the award earned by each Participant, based on application of the criteria specified in Section 5, provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable under the Plan. Payments will be made promptly after determination of the awards by the Committee unless payment of an award has been deferred pursuant to Section 10.6 hereof. Such Committee determination must include a certification in writing that the Performance Goals and any other materials terms of the award were in fact satisfied; provided that minutes of the Committee meeting (or any action by written consent) shall satisfy the written certification requirement.

          8.2. Notwithstanding anything herein to the contrary, the maximum dollar amount that may be awarded under this Plan for any Plan Year to any Participant may not exceed $2.0 million.

     9. TERMINATION, SUSPENSION OR MODIFICATION OF THE PLAN. The Board of Directors may at any time, with or without notice, terminate, suspend, or modify the Plan in whole or in part, except that the Board of Directors shall not amend the Plan in violation of the law or in contravention of Treasury Regulation
Section 1.162-27, promulgated under the Code. The Committee is expressly permitted to make any amendments to the Plan, which is not in violation of the law, that is required to conform the Plan to the requirements of Section 162(m). The Committee may also correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     10. MISCELLANEOUS.

          10.1. No Assignments. No award under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of Participant prior to actually being received by Participant or his/her designated beneficiary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge encumber, charge, or otherwise dispose of any right to such award shall be void.

          10.2. No Right of Employment. Neither the adoption of the Plan nor the determination of eligibility to participate in the Plan nor the granting of an award under the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or the subsidiary to terminate such employment at any time.

          10.3. Tax Withholding. The Company shall have the right to withhold the amount of any tax attributable to amounts payable under the Plan.

          10.4. Governing Law. The Plan and all determinations under the Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

          10.5. Other Plans. Nothing in this Plan shall be construed as limiting the authority of the Committee, Board of Directors, the Company or any subsidiary of the Company to establish any other compensation plan or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a subsidiary of the Company, whether such person is a Participant in this Plan and regardless of how the amount of such compensation or bonus is determined.

          10.6. Deferrals of Awards. A Participant may elect to defer payment of his/her cash award under the Plan if deferral of an award under the Plan is permitted pursuant to the terms of a deferred compensation program of the Company existing at the time the election to defer is permitted to be made, and the Participant complies with the terms of such program.

          10.7. Section 162(m). It is the intention of the Company that all payments made under the Plan shall fall within the "performance-based compensation" exception contained in Section 162(m) of the Code. Thus, unless the Board of Directors expressly determines otherwise and if any Plan provision is found not to be in compliance with such exception, that provision shall be deemed to be amended so that the provision does comply to the extent permitted by law, and in every event, the Plan shall be construed in favor of its meeting the "performance-based compensation" exception contained in Section 162(m) of the Code.

                                                                         ANNEX 2

                              FIFTH THIRD BANCORP

                      1998 LONG-TERM INCENTIVE STOCK PLAN

                            EFFECTIVE MARCH 17, 1998

                                   ARTICLE 1.

                      ESTABLISHMENT, PURPOSE, AND DURATION

     1.1. Establishment of the Plan. On January 19, 1998, the Board of Directors of Fifth Third Bancorp (the "Company") adopted, subject to the approval of stockholders, an incentive stock compensation plan known as the "1998 Long-Term Incentive Stock Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares. The Plan is designed to comply with the performance-based compensation exemption under Internal Revenue Code Section 162(m) and Treasury Regulations issued by the Department of Treasury thereunder.

     1.2. Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees and directors of the Company and its Subsidiaries that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees and directors upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

     1.3. Duration of the Plan. The Plan commences on March 17, 1998, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after March 17, 2008, which is the tenth (10th) anniversary of the effective date of the Plan.

                                   ARTICLE 2.

                          DEFINITIONS AND CONSTRUCTION

     2.1. Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, or Performance Shares.

          (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (d) "Cause" shall mean the occurrence of any one of the following:

             (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

             (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

             (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

          (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

             (i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

             (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

             (iii) the stockholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

             However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group. . ." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

          (h) "Company" means Fifth Third Bancorp, an Ohio corporation, or any successor thereto as provided in Article 15 herein.

          (i) "Covered Employee" means any Participant designated prior to the grant of Restricted Stock, Performance Units or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of
     Section 162(m)(3) of the Code in the year in which such Restricted Stock, Performance Units or Performance Shares are taxable to such Participant.

          (j) "Director" means an Employee Director and a Non-employee Director, including without limitation an Outside Director.

          (k) "Employee Director" means a director who is also an employee of the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (m) "Fair Market Value" means the average of the highest price and lowest price at which the Stock was traded on the relevant date, or on the most recent date on which the Stock was traded prior to such date, as reported on Nasdaq National Market.

          (n) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

          (o) "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries.

               "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

          (p) "Non-employee Director" shall have the meaning assigned to such term in Rule 16b-3(b)(3), as amended from time to time, promulgated by the Securities and Exchange Commission under the Exchange Act.

          (q) "Non-employee Subsidiary Director" means a director of a Subsidiary who is not also an employee of the Company, an employee of any Subsidiary or a director or officer of the Company.

          (r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (t) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

          (u) "Participant" means a Key Employee, a Director or a Non-employee Subsidiary Director who has been granted an Award under the Plan.

          (v) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.

          (w) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

          (x) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

          (y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

          (z) "Plan" means this 1998 Long-Term Incentive Stock Plan of Fifth Third Bancorp, as herein described and as hereafter from time to time amended.

          (aa) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

          (bb) "Stock" or "Shares" means the common stock without par value of the Company.

          (cc) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.

          (dd) "Subsidiary" shall mean any corporation which is a subsidiary corporation of the Company, as that term is defined in Section 425(f) of the Code.

          (ee) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

     2.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     2.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE 3.

                                 ADMINISTRATION

     3.1. The Committee. The Plan shall be administered by a committee (the "Committee") consisting of not less than two directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a Non-employee Director. To the extent required to comply with Code Section 162(m), each member of the Committee also shall be an Outside Director.

     3.2. Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section 9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

     3.3. Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees), Directors and Non-employee Subsidiary Directors as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees and Directors and Non-employee Subsidiary Directors.

     3.4. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

     3.5. Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this
Article 3; provided, however, that except as provided below the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan. The

Committee may delegate to the Company's Chief Executive Officer its authority under this Article 3 to grant awards to Key Employees who are neither (a) Covered Employees nor (b) officers of the Company or its Subsidiaries who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

     3.6. Procedures of the Committee. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. If only two members serve on the Committee, all determinations of the Committee must be made unanimously. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation, as amended from time to time, and Ohio law for their services as directors of the Company.

     3.7. Award Agreements. Each Award under the Plan shall be evidenced by an award agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

     3.8. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                                   ARTICLE 4.

                           STOCK SUBJECT TO THE PLAN

     4.1. Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed ten million one hundred three thousand five hundred sixty five (10,103,565) Shares of common stock of the Company. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The exercise of a Stock Appreciation Right and the payment of Performance Shares or Performance Units shall not be deemed to constitute an issuance of Stock under the Plan unless payment is made in Stock, in which case only the number of Shares issued in payment of the Stock Appreciation Right, Performance Share or Performance Unit Award shall constitute an issuance of Stock under the Plan.

     4.2. Lapsed Awards. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3. Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, and Performance Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                                   ARTICLE 5.

                         ELIGIBILITY AND PARTICIPATION

     5.1. Eligibility. Persons eligible to participate in this Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Directors and Non-employee Subsidiary Directors may also participate in this Plan.

     5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees, Directors and Non-employee Subsidiary Directors to whom Awards shall be granted and determine the nature and amount of each Award. No employee, Director or Non-employee Subsidiary Director shall have any right to be granted an Award under this Plan even if previously granted an Award.

                                   ARTICLE 6.

                                 STOCK OPTIONS

     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. Subject to adjustment as set forth in
Section 4.3, the maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be Two Hundred Thousand (200,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, no employee may receive an Award of Incentive Stock Options that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by
Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be ISOs.

     6.2. Option Agreement. Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

     6.3. Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the option is granted.

     An Incentive Stock Option granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

     6.4. Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant and that no ISO granted to an employee who, at the time of grant, has (within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be exercisable later than the fifth (5th) anniversary date of its grant.

     6.5. Exercise of Options. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

     6.6. Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) the exchange in successive steps of Stock to be received from the exercise of the Option, with the result that the Option grantee will receive from the exercise a net number of shares of Stock equal to the difference between the total number of shares of Stock for which the Option is being exercised and the number of shares of Stock having a Fair Market Value (determined as of the date of exercise) equal to that portion of the exercise price being paid by delivery of shares of Stock subject to the Option, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

     6.7. Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

     6.8. Termination of Employment Due to Death,Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), (a) any of such Participant's outstanding ISOs may be exercised on or before the earlier of the expiration date of the ISOs or one year after such date of death or date of termination due to disability, and (b) any of such Participant's NQSOs may be exercised on or before the expiration date of the NQSOs following the date of death or date of termination due to disability, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of retirement under the provisions of any retirement plan of the Company or any Subsidiary, (a) any of such Participant's outstanding ISOs may be exercised, (subject to Section 3.8 herein) on or before the earlier of the expiration date of the ISOs or three months following such termination due to retirement and (b) any of such Participant's NQSOs may be exercised on or before the expiration date of the NQSOs following the date of termination due to retirement. In the case of ISOs, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

     6.9. Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than death, disability, or retirement all of the Participant's outstanding Options shall be immediately forfeited back to the Company. The Committee may waive in its sole discretion (subject to Section 3.8) the automatic forfeiture of any or all such Options.

     6.10. Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                                   ARTICLE 7.

                           STOCK APPRECIATION RIGHTS

     7.1. Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee. Subject to adjustment as set forth in Section 4.3, the maximum number of Shares subject to SARs granted to any individual Participant in any calendar year shall be four hundred thousand (400,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

     7.2. Exercise of SARs. Subject to Section 3.8 herein and Section 7.3 herein, SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

     7.3. Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by

          (b) The number of Shares with respect to which the SAR is exercised.

     7.4. Form and Timing of Payment. Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, within ten calendar days of the exercise.

     7.5. Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years.

     7.6. Termination of Employment. In the event the employment of a Participant is terminated by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

     7.7. Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                                   ARTICLE 8.

                                RESTRICTED STOCK

     8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. In the case of Covered Employees, the Committee may condition the vesting or lapse of the Period of Restriction established pursuant to
Section 8.3 upon the attainment of one or more of the performance goals utilized for purposes of Performance Units and Performance Shares pursuant to Article 9 hereof. Subject to adjustment as set forth in Section 4.3, the maximum number of Shares of Restricted Stock granted to any individual Participant in any calendar year shall be Four Hundred Thousand (400,000) Shares.

     8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3. Transferability.  Except as provided in this Article 8 or in Section
3.8 herein, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

     8.4. Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5. Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1998 Long-Term Incentive Stock Plan of Fifth Third Bancorp in the rules and administrative procedures adopted pursuant to such Plan, and in a
        Restricted Stock Agreement dated             . A copy of the Plan, such
        rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Fifth Third Bancorp."

     8.6. Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his Stock certificate.

     8.7. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Restricted Stock Agreement.

     8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

     8.9. Termination of Employment Due to Retirement. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of normal retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 hereof shall automatically terminate and, except as otherwise provided in Section 8.4 or Section 3.8 hereof or as otherwise determined to be appropriate by the Committee in its sole discretion to prevent such compensation from failing to qualify as performance based compensation under Section 162(m) of the Code, the Shares of Restricted Stock shall thereby be free of restrictions and be freely transferable. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of early retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

     8.10. Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4. herein or as otherwise determined to be appropriate by the Committee in its sole discretion to prevent such compensation from failing to qualify as performance based compensation under Section 162(m) of the Code, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

     8.11. Termination of Employment for Other Reasons. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

                                   ARTICLE 9.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1. Grant of Performance Units or Performance Shares. Subject to the terms and provisions of the Plan, Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant.

     9.2. Value of Performance Units and Performance Shares. The Committee shall set performance goals over certain periods to be determined in advance by the Committee ("Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: return on equity, earnings per share and net income. Such performance goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded. With respect to Covered Employees, all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

     9.3. Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The maximum amount payable in cash to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award shall be $2 million, and the maximum number of Shares that may be issued to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award is Four Hundred Thousand (400,000) (subject to adjustment as provided in Section 4.3).

     9.4. Committee Discretion to Adjust Awards. Subject to Section 3.2 regarding Awards to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award or Performance Share award, at any time or from time to time, including but not limited to the performance goals.

     9.5. Form and Timing of Payment. The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period. Any stock issued in payment of a Performance Unit or Performance Share shall be subject to the restrictions on transfer in Section 3.8 herein.

     9.6. Termination of Employment Due to Death, Disability, or Retirement. In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period.

     9.7. Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a prorata basis.

     9.8. Nontransferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                                  ARTICLE 10.

                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  ARTICLE 11.

                              RIGHTS OF EMPLOYEES

     11.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

     11.2. Participation. No employee Director or Non-employee Subsidiary Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     11.3. No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

     11.4. No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

                                  ARTICLE 12.

                               CHANGE IN CONTROL

     12.1. Stock Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section
3.8 herein), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

     12.2. Performance Based Awards. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

                                  ARTICLE 13.

                    AMENDMENT, MODIFICATION, AND TERMINATION

     13.1. Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto.

     13.2. Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                  ARTICLE 14.

                                  WITHHOLDING

     14.1. Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

     14.2. Stock Delivery or Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

     Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                                  ARTICLE 15.

                                   SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 16.

                              REQUIREMENTS OF LAW

     16.1. Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     16.2. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


[Logo]  PROXY                      The undersigned hereby appoints George A. Schaefer, Jr.,
                                   James D. Kiggen and Dennis J. Sullivan and each of
                                   them, with FULL power of substitution, as proxies to
  Fifth Third Bancorp              vote, as designated below, FOR and in the name of the
38 FOUNTAIN SQUARE PLAZA           undersigned all shares of stock of FIFTH THIRD BANCORP
 Cincinnati, OH  45263             which the undersigned is entitled to vote at the Annual
                                   Meeting of the Stockholders of said COMPANY scheduled
                                   to be held March 17, 1998 at the offices of said
                                   Company, William S. Rowe Building, Cincinnati, Ohio, or
                                   at any adjournment thereof.

                                   THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON THE ELECTION
                                   OF DIRECTORS AND ON THE PROPOSALS.  PLEASE MARK AN X IN ONE
                                   BOX UNDER EACH ITEM.

1.  ELECTION of six (6) Class III  Directors     [  ]  FOR all nominees listed below.    [  ] WITHHHOLD AUTHORITY to vote for
                                                                                              all nominees listed below.
CLASS III-Darryl F. Allen, Gerald V. Dirvin, Ivan W. Gorr, Joseph H. Head, Jr., Mitchel D. Livingston, James E. Rogers
INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominees name in the space below.

-----------------------------------------------------------------------------------------------------------------------------------

2.  PROPOSAL to adopt the Variable Compensation Plan.

                       [  ] FOR            [  ]  AGAINST            [ ] ABSTAIN

3.  PROPOSAL to adopt the 1998 Long-Term Incentive Stock Plan.

                       [  ] FOR            [  ]  AGAINST            [ ] ABSTAIN

4. PROPOSAL to approve an appointment of DELOITTE & TOUCHE LLP as independent auditors of the Company.

                       [  ] FOR            [  ]  AGAINST            [ ] ABSTAIN



[Logo]  FIFTH THIRD BANCORP
        C/O CORPORATE TRUST SERVICES
        MAIL DROP 1090F5--4129
        38 FOUNTAIN SQUARE PLAZA
        CINCINNATI, OH  45263









                             fold and detach here
--------------------------------------------------------------------------------
   In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting.
   This PROXY when executed will be voted in the manner directed hereby the undersigned STOCKHOLDER(S).
If no direction is made, this PROXY will be voted FOR Proposals 1, 2, 3 and 4.
                    ALL FORMER PROXIES ARE HEREBY REVOKED.



                                               DATED:_____________________, 1998



                                               _________________________________
                                                   (Signature of Stockholder)

                                               _________________________________
                                                   (Signature of Stockholder)

                                               (Please sign exactly as your
                                               name or names appear opposite.
                                               All joint owners should sign.
                                               When signing in a fiduciary
                                               capacity or as a corporate
                                               officer, please give your full
                                               title as such.)